News Release

For Immediate Release:

August 31, 2017

International Barrier Files Information Circular Regarding Shareholder Vote

on Plan of Arrangement

August 31, 2017 – Vancouver, Canada, Watkins, MN - International Barrier Technology Inc. (the “Company”) (IBTGF: OTCQB; IBH: TSXV) is pleased to announce that further to its news release dated July 31, 2017, it has filed a proxy statement and management information circular (the “Information Circular”) and related proxy materials with Canadian and United States securities regulators. The Information Circular relates to the special meeting of the shareholders of the Company to be held on September 28, 2017 (the “Meeting”) to approve the plan of arrangement (the “Arrangement”) between the Company, Louisiana-Pacific Canada Ltd. and Louisiana-Pacific Corporation (collectively, “LP”). A copy of the Information Circular is available under the Company’s profile on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

On August 22, 2017, the Supreme Court of British Columbia issued an interim order pursuant to which, among other things, the Company is authorized to hold and conduct the Meeting at which the Company’s shareholders will be asked to approve the Arrangement.

Shareholders of record of the Company on August 17, 2017 will receive notice of and be entitled to vote at the Meeting, and are being mailed a copy of the Information Circular and proxy materials. The Meeting will be held at 10:00 a.m. (Vancouver time) on September 28, 2017 at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia. All shareholders are urged to read the Information Circular, which shareholders are expected to receive in the coming days, as it contains important information concerning the Arrangement and voting procedures.

Pursuant to the Arrangement, each issued and outstanding common share of the Company will be transferred to LP in consideration for US$0.41 per common share, for a total purchase price of approximately US$22 million. Upon completion of the Arrangement, the Company will become a wholly-owned subsidiary of LP. Completion of the Arrangement is conditional upon the approval of at least 66⅔% of the votes cast by Company shareholders at the Meeting and the satisfaction of certain other closing conditions customary in transactions of this nature, including the issuance of a final order from the Supreme Court of British Columbia. .

Please vote, your vote is important. The board of directors of the Company has unanimously determined that the Arrangement is in the best interests of the Company, and unanimously recommends, for the reasons set out in the Information Circular, that shareholders vote FOR the special resolution to approve the Arrangement.

The directors and officers of the Company have entered into lock-up agreements with LP pursuant to which they have agreed, among other things, to vote the shares of the Company beneficially owned or controlled by them in favor of the approval of the Arrangement. As of the date of the Information Circular, the directors and officers of the Company beneficially owned or controlled approximately 21.9% of the issued and outstanding common shares of the Company.

About International Barrier Technology Inc.

International Barrier Technology Inc. develops, manufactures, and markets proprietary fire-resistant building materials branded as LP® FlameBlock® Fire-Rated OSB Sheathing and Blazeguard FR Deck Panel. The Company’s award-winning fire-resistant wood panels use a patented, non-toxic, non-combustible coating with an extraordinary capability: it releases water in the heat of fire. The panels exceed "model" building code requirements in every targeted fire test and application, and are unique in combining properties that increase panel strength and minimize environmental and human impact. The

International Barrier Technology Inc.

510 4th St N • P.O. Box 379 • Watkins, MN  55389  USA

Tel: 800-638-4570  •  Email: mmcelwee@intlbarrier.com

Company’s family of products provides customers a premium material choice meeting an increasingly challenging combination of requirements in residential and commercial building construction.  For more information please visit: www.intlbarrier.com.

About Louisiana-Pacific Corporation

Louisiana-Pacific Corporation is a manufacturer of quality engineered wood building materials including OSB, structural framing products, and exterior siding for use in residential, industrial and light commercial construction. From manufacturing facilities in the U.S., Canada, Chile and Brazil, LP products are sold to builders and homeowners through building materials distributors and dealers and retail home centers.  Founded in 1973, LP is headquartered in Nashville, Tennessee and traded on the New York Stock Exchange under LPX.  For more information, visit www.lpcorp.com.

INTERNATIONAL BARRIER TECHNOLOGY INC.

Michael D. Huddy

President and Chief Executive Officer, Director

For more information, contact:

Melissa McElwee, Chief Financial Officer

International Barrier Technology Inc.

(800) 638-4570

NEITHER TSX VENTURE EXCHANGE NOR ITS REGULATION SERVICES PROVIDER (AS THAT TERM IS DEFINED IN POLICIES OF THE TSX VENTURE EXCHANGE) ACCEPTS RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" within the meaning of the applicable securities legislation that is based on expectations, estimates and projections as at the date of this news release. The information in this news release about the completion of the business combination described herein, and other forward-looking information includes but is not limited to information concerning: the intentions, plans and future actions of the companies participating in the Arrangement and other information that is not historical facts.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information. This forward-looking information is based on reasonable assumptions and estimates of management of the Company, at the time it was made, involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information. Such factors include, among others, risks relating to the completion of the Arrangement and satisfaction of all closing conditions; risks relating to receipt of all necessary shareholder, court and regulatory approvals; business integration risks; fluctuations in general economic conditions, securities markets and currency markets; changes in national and local governments, legislation and taxation; risks relating to employee relations; and risks and hazards associated with the Company’s operations.

Although the forward-looking information contained in this news release is based upon what management believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders and prospective purchasers that actual results will be consistent with such forward-looking information, as there may be other factors that cause results not to be as anticipated, estimated or intended, and neither the Company nor any other person assumes responsibility for the accuracy and completeness of any such forward-looking information. The Company does not undertake, and assumes no obligation, to update or revise any such forward-looking statements or forward-looking information contained herein to reflect new events or circumstances, except as may be required by law.

International Barrier Technology Inc.

510 4th St N • P.O. Box 379 • Watkins, MN  55389  USA

Tel: 800-638-4570  •  Email: mmcelwee@intlbarrier.com